UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2021

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Allied Drive, Suite 155 Dedham, MA	02026
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common Shares, no par value, and the associated Rights to Purchase Common Shares	AT	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 29, 2021, Atlantic Power Corporation (“Atlantic Power” or the “Company”), Atlantic Power Preferred Equity Ltd. (“APPEL”), a wholly-owned subsidiary of the Company, Atlantic Power Limited Partnership (“APLP”), a wholly-owned subsidiary of the Company, and Tidal Power Holdings Limited and Tidal Power Aggregator, L.P. (collectively the “Purchasers”), each an affiliate of infrastructure funds managed by I Squared Capital Advisors (US) LLC, entered into the second amendment (the “Second Amendment”) to the Arrangement Agreement dated January 14, 2021, as amended on April 1, 2021 (as may be further amended from time to time, the “Arrangement Agreement”) in connection with the previously announced transaction among them (the “Transaction”). The Second Amendment provides for mutual covenants in connection with the proposed defeasance of the Company’s 6.00% Series E convertible unsecured subordinated debentures due January 31, 2025 (the “Convertible Debentures”), as described below, clarifies the mechanics surrounding the payment of the amounts required to effect such defeasance, and effects a waiver of certain conditions precedent in the Arrangement Agreement relating to the approval of the Transaction by holders of the Convertible Debentures. In connection with the Second Amendment, the meeting of holders of Convertible Debentures previously scheduled to be held on April 29, 2021 to consider the Transaction was cancelled. The parties are currently targeting May 14, 2021 as the closing date for the Transaction.

The Second Amendment provides that, on closing of the Transaction (the “Closing”), Atlantic Power will defease (the “Proposed Defeasance”) all outstanding Convertible Debentures in accordance with the terms of the trust indenture governing the Convertible Debentures (the “Indenture”). Notwithstanding the Proposed Defeasance, any holder of Convertible Debentures who converts their Convertible Debentures during the period beginning 10 trading days (as defined in the Indenture) prior to the Closing and ending 30 calendar days following the delivery of the change of control notice under the Indenture (the “Make Whole Conversion Period”) will be entitled to receive the Make Whole Premium (as defined in the Indenture). Assuming that the Closing occurs on May 14, 2021 and the change of control notice is delivered on Closing as is currently anticipated, the Make Whole Conversion Period would open on April 30, 2021 and close on June 14, 2021.

The Transaction remains subject to the satisfaction or waiver of certain conditions, including the receipt of certain third-party consents and satisfaction of other customary closing conditions.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference. Also incorporated by reference is Exhibit 99.2 attached hereto, a press release issued by the Company on April 29, 2021 announcing the Proposed Defeasance and the cancellation of the meeting of holders of the Convertible Debentures.

Item 8.01.	Other Events.

On April 29, 2021, the Company issued to holders of the Convertible Debentures a notice (the “Notice”) and “Questions and Answers” (the “Q&A”) setting out the CAD/USD exchange rate that will be used for purposes of calculating the Make Whole Premium (assuming that Closing occurs as anticipated on May 14, 2021) and additional details of the Proposed Defeasance, including how holders of Convertible Debentures can convert their Convertible Debentures in order to benefit from the Make Whole Premium, and the risks and tax consequences associated therewith. The foregoing description of the Notice and Q&A does not purport to be complete and is qualified in its entirety by the full texts of the Notice and Q&A, copies of which are attached hereto as Exhibit 99.3 and Exhibit 99.4, respectively, and are each incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

Exhibit 99.1	Second Amendment to Arrangement Agreement, dated April 29, 2021.
Exhibit 99.2	Press Release of Atlantic Power Corporation, dated April 29, 2021.
Exhibit 99.3	Notice to Holders of 6.00% Series E Convertible Unsecured Subordinated Debentures Due January 31, 2025 of Atlantic Power Corporation, issued April 29, 2021.
Exhibit 99.4	Questions and Answers, issued April 29, 2021.
104	Cover Page Data File (formatted as inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute forward-looking information or forward-looking statements within the meaning of applicable securities laws (collectively, "forward-looking statements"), which reflect the expectations of management regarding the future growth, results of operations, performance and business prospects and opportunities of the Company and its projects. These statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, can generally be identified by the use of the words "plans", "expects", "does not expect", "is expected", "budget", "estimates", "forecasts", "targets", "intends", "anticipates" or "does not anticipate", "believes", "outlook", "objective", or "continue", or equivalents or variations, including negative variations, of such words and phrases, or state that certain actions, events or results, "may", "could", "would", "should", "might" or "will" be taken, occur or be achieved. Examples of such statements in this Current Report on Form 8-K include, but are not limited to, statements with respect to whether the Transaction will close, the anticipated timing of any such closing of the Transaction, the parties’ intentions with respect to the Proposed Defeasance and its impact on holders of Convertible Debentures.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. Please refer to the factors discussed under "Risk Factors" and "Forward-Looking Information" in the Company's periodic reports as filed with the U.S. Securities and Exchange Commission (the "SEC") from time to time for a detailed discussion of the risks and uncertainties affecting the Company. Although the forward-looking statements contained in this Current Report on Form 8-K are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. These forward-looking statements are made as of the date of this Current Report on Form 8-K and, except as expressly required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: April 30, 2021	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer